SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            January 27, 1998
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)











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Item 5.    Other Events.

           Pursuant to the terms and conditions of the Terms Agreement between Unisys Corporation (the "Company") and Bear, Stearns & Co. Inc.,
BT Alex. Brown Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc dated January 27, 1998, the Company issued on January 30, 1998, its 7 7/8% Senior Notes due 2008 in an aggregate principal amount of $200,000,000.


Item 7.    Exhibits.

           See Exhibit Index.

                                SIGNATURE
                                ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: January 30, 1998          By:  /s/Robert H. Brust
                                     ____________________________
                                     Robert H. Brust
                                     Senior Vice President and
                                     Chief Financial Officer





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                              EXHIBIT INDEX
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Exhibit
No.

1 Terms Agreement, dated January 27, 1998, between Unisys Corporation and Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc

4 Form of Fourth Supplemental Indenture, dated as of January 30, 1998, between Unisys Corporation and Bank One, NA with form of 7 7/8 % Senior Note due 2008 attached as Exhibit A

12    Computation of Ratio of Earnings to Fixed Charges